UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 19, 2006, the Board of Directors of SatCon Technology Corporation (the “Company”) approved a plan to close the Company’s Worcester, Massachusetts manufacturing facility by approximately December 31, 2006.  The decision to close this facility is in furtherance of the Company’s continuing efforts to streamline operations and reduce its operating costs.  The Company intends to focus spending on its renewable energy business.

As a result of this decision, the Company estimates that it will incur total cash and non-cash pre-tax charges of approximately $2.5 million to $4.0 million, with the majority of these charges recorded in 2006.  The total pre-tax charges are estimated to include employee severance and benefits costs of approximately $0.2 million to $0.3 million, the write down in carrying value of assets, including inventory, of approximately $1.3 million to $1.7 million and facility exit costs of approximately $1.0 million to $2.0 million.  Of the estimated total pre-tax charges, the Company estimates that cash charges will be approximately $1.2 million to $2.3 million relating to employee severance and benefits costs and facility exit costs.  The Company will amend this report if it determines that estimates for charges associated with the closing of this facility will vary significantly from the estimates provided in this report.

Statements  included in this Current Report on Form 8-K which are not historical facts  are  “forward-looking  statements”  made  pursuant  to  the  safe  harbor provisions  of  the  Private  Securities  Litigation  Reform  Act  of  1995  and Securities Exchange Act of 1934. Such forward-looking  statements are made based upon management’s expectations and beliefs concerning future events impacting us and therefore  involve a number of uncertainties and risks,  including,  but not  limited to,  those  described  in the Company’s Annual  Report on Form 10-K for the fiscal year ended  September 30, 2005 and its other  filings  with the  Securities  and Exchange  Commission, including, without limitation, its Quarterly Report on Form 10-Q for the quarter ended July 1, 2006.  As a result, the actual results of our operations or our financial condition could differ materially from those expressed or implied in these forward-looking statements.

Item 7.01 Regulation FR Disclosure.

On September 20, 2006, the Company issued a press release announcing the anticipated streamlining of operations, which includes the closure of its Worcester, Massachusetts manufacturing facility.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 20, 2006, of SatCon Technology Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: September 21, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer